SUBSIDIARIES OF AMERICAN RESIDENTIAL SERVICES, INC.
                             (AS OF MARCH 21, 1997)
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                                                                                                                     STATE OF
SUBSIDIARY NAME                                                                                                   INCORPORATION
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A. K. Landan, Inc.                                                                                                  California
American Mechanical Services, Inc.                                                                                  Delaware
American Residential Services of Michigan, Inc.                                                                     Michigan
Annandale & Fairfax Air Conditioning & Heating, Inc. (d/b/a Keenan Heating & Cooling)                               Virginia
ARS American Residential Services of Oklahoma, Inc.                                                                 Oklahoma
ARS Energy Services Company                                                                                         Delaware
ARS Residential Holding Company                                                                                     Delaware
ARS Residential Management Company                                                                                  Delaware
ARS Residential Services, Inc.                                                                                      Delaware
           McCannics, Inc.                                                                                          Delaware
           Service Enterprise Holdings, LLC                                                                         Texas
           Adcot, Inc.  (d/b/a A-ABC Appliances)                                                                    Texas
           Service Enterprises - Houston, Inc. (d/b/a Crown Services)                                               Delaware
           Trademark Enterprises, Inc.                                                                              Delaware
Atlas Services, Inc.                                                                                                South Carolina
           Golden Triangle Mechanical, Inc.                                                                         South Carolina
Doc Plumbing, Inc.                                                                                                  South Carolina
Electro Acquisition Inc.                                                                                            North Carolina
Florida Heating & Air Conditioning, Inc. (including d/b/a De Moss Air Conditioning Services, Inc.)                  Florida
           Bullseye Air Conditioning, Inc.                                                                          Florida
           Climatic Corporation of Vero Beach                                                                       Florida
           Florida Heating and Air Duct, Inc.                                                                       Florida
General Heating & Air Conditioning Company, Inc.                                                                    Delaware
Godby Acquisition Inc.                                                                                              Indiana
Hession Plumbing Company, Inc.                                                                                      Indiana
Illinois Heating & Air Conditioning, Inc. (d/b/a Kranz Heating & Cooling, Inc.)                                     Illinois
Keenan Mechanical Services, Inc.                                                                                    Virginia
Kirby Heating & Air, Inc.                                                                                           South Carolina
Korte Electric, Inc.                                                                                                Delaware
Larry Teague & Sons Plumbing, Inc.                                                                                  Florida
Meridian & Hoosier Heating and Air Conditioning Company (d/b/a Dial One Meridian and Hoosier, Inc.)                 Indiana
           Sagamore Heating & Cooling, Inc.                                                                         Indiana
Metro Heating and Air Conditioning, Inc.                                                                            Delaware
Pricemasters Heating & Air Conditioning Co. (d/b/a Ross Heating & Cooling Inc.; Kranz Mechanical Corporation)       Illinois
R. F. Master, Inc.                                                                                                  South Carolina
Rental Acquisition Inc.                                                                                             Indiana
Rooter Express Service, Inc.                                                                                        South Carolina
Sasso Air Conditioning, Inc.                                                                                        Delaware
Southcoast Heating and Air Conditioning, Inc.                                                                       California
Ted's Plumbing, Inc.                                                                                                Florida
Torrey Acquisition Inc.                                                                                             Delaware
USA Heating & Air Conditioning, Inc.                                                                                Delaware
West Houston Services, Inc.                                                                                         Delaware
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